UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 22, 2021 (February 17, 2021)

PRESIDIO PROPERTY TRUST, INC.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34049	33-0841255
__________	__________	__________
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4995 Murphy Canyon Road, Suite 300
San Diego, California 92123
(Address of Principal Executive Offices, Including Zip Code)
____________________

(760) 471-8536
(Registrant’s Telephone Number, Including Area Code)
___________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series A Common Stock, $0.01 par value per share	SQFT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Principal Accounting Officer

On February 17, 2021, Jessica C. Joelson notified Presidio Property Trust, Inc. (“Presidio”) of her resignation as its Chief Accounting Officer, effective March 3, 2021.  Ms. Joelson’s resignation was solely for personal reasons and not the result of any disagreement with the Board of Directors or Presidio on any matter relating to its operations, policies or practices.

Appointment of Principal Accounting Officer

Effective March 4, 2021, Adam Sragovicz, will serve as Presidio’s Chief Accounting Officer in addition to continuing to serve as its Chief Financial Officer.  Mr. Sragovicz, age 51, has served as Presidio’s Chief Financial Officer since January 2018 and for brief interim periods in 2018, 2019, and 2020 as Chief Accounting Officer; he had served as its Senior Vice President of Finance when joining Presidio in May 2017.  Prior to joining Presidio, Mr. Sragovicz served as the Treasurer of Encore Capital Group (“Encore”) from 2011 to 2017 and was responsible for Encore’s global capital raising, foreign exchange risk management and cash management.  Mr. Sragovicz has also held capital markets, finance, and treasury management positions with KPMG, Union Bank of California / MUFG and Bank of America Merrill Lynch.  Mr. Sragovicz graduated from Yale University with a Bachelor of Arts degree in Soviet and Eastern European Studies, with a concentration in Economics.

No new compensatory arrangements were entered into with Mr. Sragovicz in connection with his appointment as Chief Accounting Officer.

Item 8.01	Other Events.

Press Release

On February 22, 2021, Presidio issued a press release reporting the sale of the Garden Gateway property and made the press release available on its website, www.PresidioPT.com.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  The information in this Item 8.01 of this Current Report on Form 8-K, including the information contained in the press release, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any of the filings of the Company, whether made before or after the date hereof, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
99.1	Press Release dated February 22, 2021
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2021	PRESIDIO PROPERTY TRUST, INC.
By: /s/ Ann T. Nguyen
Ann T. Nguyen
General Counsel & Secretary